UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2011

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-11321	11-2580136
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 25, 2011, Universal American Corp. announced that it entered into a Stipulation of Settlement to resolve a 2005 shareholder’s derivative action brought by Arthur Tsutsui against certain of the Company’s officers and directors.  A copy of the press release, Stipulation of Settlement and preliminary order approving the settlement are attached hereto as Exhibits 99.1 - 99.3, respectively, and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 25, 2011
99.2	Stipulation of Settlement
99.3	Preliminary Order Approving Stipulation of Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2011

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated February 25, 2011
99.2	Stipulation of Settlement
99.3	Preliminary Order Approving Stipulation of Settlement